Exhibit 10.35

FIRST AMENDMENT OF SALE-PURCHASE AGREEMENT

THIS FIRST AMENDMENT OF SALE-PURCHASE AGREEMENT (this “Amendment”) is made effective as of August 19, 2016, by and between RPG GLENRIDGE LLC, a Delaware limited liability company (“Seller”), and CARROLL ACQUISITIONS, LLC, a Georgia limited liability company (“Purchaser”), on the following terms and conditions:

RECITALS:

A.           Seller and Purchaser entered into that Sale-Purchase Agreement dated August 12, 2016 (the “Agreement”; all capitalized terms in this Amendment, unless otherwise defined herein, having the same meanings assigned to such terms in the Agreement) for the sale by Seller to Purchaser of property located in Fulton County, Georgia, as more particularly described therein; and

B.           Seller and Purchaser desire to amend the Agreement as herein provided.

AMENDMENT:

NOW, THEREFORE, for the premises considered, and for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser amend the Agreement as follows:

1.          Due Diligence Date. The term “Due Diligence Period” as set forth in Section 35 of the Agreement and referred to elsewhere in the Agreement is hereby amended and shall hereafter be defined as the period beginning on the Effective Date and ending on August 24, 2016, at 5:00 P.M. (New York time).

2.          Full Force and Effect. As amended in this Amendment, the Agreement continues in full force and effect.

3.          Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original, and all of such counterparts together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the Effective Date.

SELLER:

RPG GLENRIDGE LLC,
a Delaware limited liability comp

By:	/s/ Michael Betancourt
Name: Michael Betancourt
Title: Authorized Signatory

PURCHASER:

CARROLL ACQUISITIONS, LLC,
a Georgia limited liability company

By:	/s/ Josh Champion
Name: Josh Champion
Title: President

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